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                                                                   EXHIBIT 10.44

                                                                  EXECUTION COPY

                              SIDE LETTER AGREEMENT

                  AGREEMENT (this "Agreement") entered into as of the 3rd day of April, 2003, by and among WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the "Company"), Michael O. Johnson ("Johnson") and certain of the shareholders of the Company listed on the signature pages hereto (each an "Institutional Shareholder" and collectively, the "Institutional Shareholders").

                  Reference is made to that certain Shareholders' Agreement dated as of July 31, 2002, by and among the Company and certain of its shareholders (as the same may be amended from time to time, the "Shareholders' Agreement"). Capitalized terms used in this Agreement without definition shall have the meanings ascribed thereto in the Shareholders' Agreement.

                  Concurrently with the execution of this Agreement, Johnson is entering into (i) that certain Non-Statutory Stock Option Agreement (as the same may be amended or modified from time to time, the "Stock Option Agreement") of even date herewith, with the Company and (ii) that certain Employment Agreement (as amended or modified from time to time, the "Employment Agreement"), of even date herewith, with Herbalife International, Inc. and Herbalife International of America, Inc., which are direct or indirect wholly owned subsidiaries of the Company.

                  Whereas, (i) Section 11 of the Stock Option Agreement requires Johnson to become a party to the Shareholders' Agreement in the instances specified therein and (ii) Johnson and/or the trustee of his 401(k) trust will be required to become a party to the Shareholders' Agreement if Johnson and/or his 401(k) trust purchase Preferred Shares of the Company.

                  Each of the undersigned desires to make certain modifications to the Shareholders' Agreement and set forth their agreement with respect to registration rights to be granted to Johnson.

                  Accordingly, each of the undersigned agrees:

                  1. Repurchase Period. The fourth sentence of Section 6(a) of the Shareholders' Agreement is amended and restated in its entirety, with respect to any Shares acquired by Johnson or his 401(k) trust, as follows:

                  "Upon such Termination by Johnson, the Company and/or the Institutional Shareholders, as the case may be, may exercise such right at any time within one hundred eighty one (181) days of the Termination Date (the "REPURCHASE PERIOD")."

                  2. Repurchase Price. Section 6(d) and 6(e) of the Shareholders' Agreement are amended and restated in their entirety, with respect to any Shares acquired by Johnson or his 401(k) trust, as follows:

                  "(d) The purchase price per Share payable under Section 6(a) where such Termination was due to Johnson's resignation without

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                  Good Reason (as defined in the Employment Agreement) or for
                  Cause (as defined in the Employment Agreement) shall be an amount equal to (x) in respect of Preferred Shares, the lesser of (i) the Formula Price or (ii) Cost or (y) in respect of Common Shares, the lesser of (i) Current Market Price or (ii) Cost; provided, however, that after the earlier to occur of the fifth anniversary of the Effective Date (as defined in the Employment Agreement) or the consummation of a Change of Control (as defined in the Stock Option Agreement), Section 6(e) shall apply in lieu of this Section 6(d); and

                  (e) The purchase price per Share payable under Section 6(a) where such Termination was without Cause, because of death or Disability (as defined in the Employment Agreement), due to Johnson's resignation for Good Reason or as provided in the proviso of Section 6(d), shall be an amount equal to (x) in respect of Preferred Shares, the greater of (i) Formula Price or (ii) Cost or (y) in respect of Common Shares, the greater of (i) Current Market Price or (ii) Cost."

                  3. Section 6(f) of Shareholders Agreement. The terms and conditions of Section 6(f) of the Shareholders Agreement shall not apply to Johnson, his 401(k) trust or any Shares acquired by either of them.

                  4. Registration Rights. Reference is made to that certain Registration Rights Agreement, dated as of July 31, 2002, by and among the Company and certain of its shareholders, including the Institutional Shareholders (as the same may be amended from time to time, the "Registration Agreement"). Johnson and/or his 401(k) trust will become a party to the Registration Agreement in connection with any purchase of Preferred Shares. In addition, Johnson has requested that he be granted registration rights with respect to his Common Shares acquired pursuant to any exercise of his stock options (as well as any then vested and exercisable portion of the stock option granted pursuant to the Stock Option Agreement). However, Section 8 of the Registration Agreement requires the approval of the Distributor Directors (as defined therein) to amend the Registration Agreement. Accordingly, the Company and the Institutional Shareholders agree to use commercially reasonable efforts to obtain the approval of the Distributor Directors to amend the Registration Agreement as soon as practical following the date hereof, such that the defined term "Other Shareholder Shares" will include any Common Shares acquired by Johnson pursuant to any exercise of his stock options (as well as any then vested and exercisable portion of the stock option granted pursuant to the Stock Option Agreement), it being agreed that each of the Company and the Institutional Shareholders hereby consent to such amendment of the Registration Agreement.

                  5. Tag-Along Rights. For the avoidance of doubt, Common Shares issuable with respect to any vested and exercisable portion of the stock option granted pursuant to the Stock Option Agreement shall be considered "Shares" for the purposes of Section 4 of the Shareholders' Agreement.

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                  6.       401(k) Trust. If and when Johnson's 401(k) trust
purchases Preferred Shares of the Company, such trust will become an intended third-party beneficiary of this Agreement and shall have all the same rights and obligations as Johnson hereunder with respect to any such purchased shares.

                  7. Amendments. No term, condition or provision of this Agreement may be waived, modified or amended without the prior written consent of each of the undersigned.

                  8. Governing Law; Jurisdiction. The Governing Law (Section 14) and Jurisdiction (Section 16) provisions of the Shareholders' Agreement are incorporated by reference herein as if fully set forth herein.

                  9. Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original, but all of which together shall constitute one and the same agreement.

    *     *       *       *       *       *       *       *       *       *

                         [Signatures on Following Pages]

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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                      /s/ Michael O. Johnson
                                      ----------------------------------
                                      Michael O. Johnson

                                      WH HOLDINGS (CAYMAN ISLANDS) LTD.

                                      By: /s/ Steven Rodgers
                                         ------------------------------------

                                      Name: Steven Rodgers
                                           ----------------------------------

                                      Title: President
                                            ---------------------------------

                                      WH INVESTMENTS LTD.

                                      By: /s/ Steven Rodgers
                                         ------------------------------------

                                      Name: Steven Rodgers
                                           ----------------------------------

                                      Title: President
                                            ---------------------------------

                                      WHITNEY V, L.P.

                                      By: Whitney Equity Partners V, LLC
                                      Its: General Partner

                                      By: /s/ Daniel J. O'Brien
                                         ------------------------------------

                                      Name: Daniel J. O'Brien
                                           ----------------------------------

                                      Title: Managing Member
                                            ---------------------------------


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                                      WHITNEY STRATEGIC PARTNERS V, L.P.

                                      By: Whitney Equity Partners V, LLC
                                      Its: General Partner

                                      By: /s/ Daniel J. O'Brien
                                         ------------------------------------

                                      Name: Daniel J. O'Brien
                                           ----------------------------------

                                      Title: Managing Member
                                            ---------------------------------

                                      CCG INVESTMENTS (BVI), L.P.
                                      CCG ASSOCIATES -- QP, LLC
                                      CCG ASSOCIATES -- AI, LLC
                                      CCG INVESTMENT FUND -- AI, L.P.
                                      CCG AV, LLC - SERIES C
                                      CCG AV, LLC - SERIES E
                                      CCG CI, LLC

                                      By: Golden Gate Capital Management, L.L.C.
                                      Its: Authorized Representative

                                      By: /s/ Jesse Rogers
                                         ------------------------------------

                                      Name: Jesse Rogers
                                           ----------------------------------

                                      Title: Managing Director
                                            ---------------------------------


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